SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 24, 2007

4309, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51884
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

3707 East Southern Ave., Suite 1080
 Mesa, AZ 85206
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-246-8030
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On July 24, 2007 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Paul D. Poetter purchased a total of 100,000 shares of the issued and outstanding common stock of 4309, Inc. (the "Company") from Michael Raleigh, the sole officer, director and shareholder of the Company, for an aggregate of $30,00 in cash. The total of 100,000 shares represented all of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Poetter used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o	As of July 24, 2007 Paul D. Poetter was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.
o
Michael Raleigh then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective July 24, 2007

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Michael Raleigh resigned as a member of the Company's Board of Directors effective as of July 24, 2007. Michael Raleigh also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective July 24, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Paul D. Poetter was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.

Mr. Paul D. Poetter, Chairman & President

Mr. Paul D. Poetter, a native Arizonian, has participated in many types of management genres from 6 SIGNA to Critical Path to Lean Cell in relation to construction, insurance, Government subcontracting, international monetary transactions and has proven himself as a problem solver.  Over the years, Mr. Poetter has worked with many, intelligent, out-of-the-box thinkers and combined with his ability to access a situation, quickly deduce a remedy, he has envisioned and consulted on many large multi hundred-million dollar projects and programs here in the USA and China.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
	2.1	Stock Purchase Agreement signed July 24, 2007 between Michael Raleigh and Paul D. Poetter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

4309, Inc.

By:	/s/ Paul D. Poetter
Paul D. Poetter President

Dated: July 24, 2007